SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 30, 2001
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                 1-16725               42-1520346
(State or other jurisdiction      Commission          (I.R.S. Employer
      of incorporation)           file number      Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)


              (Registrant's telephone number, including area code)
                                 (515) 247-5111

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

Item 7. Exhibits.

99.1 Press Release of Principal Financial Group, Inc., dated November 30, 2001.


Item 9. Regulation FD Disclosure.

On November 30, 2001, Principal Financial Group, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference pursuant to Regulation FD.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PRINCIPAL FINANCIAL GROUP, INC.


                             By:   /s/ Michael H. Gersie
                                   -------------------------------------------
                             Name:   Michael H. Gersie
                             Title:  Executive Vice President and
                                     Chief Financial Officer



Date:  November 30, 2001

                                  EXHIBIT INDEX

Exhibit
Number          Exhibit
-------         -------
99.1            Press Release, dated November 30, 2001.


                               Exhibit Number 99.1

RELEASE:        On receipt
MEDIA CONTACTS: Jeff Rader, 515-247-7883, rader.jeff@principal.com
                Eva Quinn, 515-247-7468, quinn.eva@principal.com



            PRINCIPAL FINANCIAL GROUP, INC. REVIEWING ENRON EXPOSURE

Des Moines,  IA (November 30, 2001) -- Principal  Financial  Group,  Inc. (NYSE:
PFG) announced today that it is reviewing its exposure to Enron. The amount of exposure to Enron held by The Principal(R) is approximately $171 million, with approximately $92 million of that amount in secured issuances of Enron-related entities. The Principal expects to take a write-down in the fourth quarter of 2001 related to Enron exposure. The company is working to determine actual loss, but cannot at this time provide an estimate of the impairment.

The Principal is also reviewing additional exposure of $50 million associated with investments in Enron-related entities Florida Gas Transmission Co., Centragas Project and Portland General Electric. However, The Principal does not expect any material write-down associated with these investments.

Forward looking and cautionary statements

This release contains certain statements which are not historical facts and which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. These statements are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's registration statement on Form S-1 filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation: competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; foreign currency exchange rate fluctuations; and investment portfolio risks.

About the Principal Financial Group

The Principal Financial Group(R) (www.principal.com) is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance and mortgage banking through its diverse family of financial services companies. More employers choose the Principal Financial Group (The Principal (R))(1) for their 401(k) plans than any other bank, mutual fund, or insurance company in the United States(2). Its flagship and largest member, Principal Life Insurance Company, was founded in 1879. A member of the Fortune 500, the Principal Financial Group has $112.3 billion in assets under management(3) and serves some 13 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States.

--------

(1) "The Principal" is a registered trademark referring to the Principal Financial Group.
(2) CFO Magazine, April/May 2001, based on total plans served in 2000 by insurance companies, banks and investment firms.
(3)  As of September 30, 2001.